UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): March 29, 2007

THE GOLDFIELD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7525	88-0031580

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd.
Melbourne, FL	32901

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (321) 724-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that Section.  Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of The Goldfield Corporation under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

On March 29, 2007, The Goldfield Corporation issued a press release announcing financial results for the three and twelve months ended December 31, 2006.  A copy of the press release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

Exhibit	Description of Exhibit

99.1.	Press release, dated March 29, 2007, announcing financial results for the three and twelve months ended December 31, 2006.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 29, 2007

THE GOLDFIELD CORPORATION

By:	/s/ STEPHEN R. WHERRY

Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial Officer), Treasurer, Assistant Secretary and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1.	Press release, dated March 29, 2007, announcing financial results for the three and twelve months ended December 31, 2006.